Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Copy
SECOND RESTATED LICENSE AGREEMENT
This Restated License Agreement (this “Agreement”), effective as of June 6, 2013 (the “Effective Date”) and first amended as of 28 January 2015 (the “License Restatement Effective Date”), and subsequently amended as of 23 November 2015 (the “Second License Restatement Effective Date”) is by and between:
NEW YORK UNIVERSITY (hereinafter “NYU”), a corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York, 10012.
AND
ORCA PHARMACEUTICALS LLC (hereinafter “CORPORATION”), a limited liability company organized and existing under the laws of the State of Delaware having its principal office at 3605 Warrensville Center Rd., MSC 2394, Cleveland, OH 44122.
RECITALS
WHEREAS, [***], an employee of the Howard Hughes Medical Institute (“HHMI”) and a faculty member at NYU; and [***], an employee of NYU (hereinafter “the NYU Scientists”) have made certain inventions relating to [***], all as more particularly described in pending U.S. patent applications and counterpart foreign patent applications owned by NYU, identified in annexed Appendix I.A and forming an integral part hereof (hereinafter “the NYU Pre-Existing Inventions”);
WHEREAS, the NYU Scientists and researchers of the National Institutes of Health (hereinafter “NIH”) have made certain inventions relating to [***], all as more particularly described in pending U.S. patent applications and counterpart foreign patent applications jointly owned by NYU and the NIH, identified in annexed Appendix I.B and forming an integral part hereof (hereinafter “the NYU/NIH Pre-Existing Inventions”);
WHEREAS, the [***] with NYU dated 05/13/2013, 07/23/2012 and 06/26/2012 attached hereto as Appendix IV under which [***] (the “Inter-Institutional Agreements”);
WHEREAS, HHMI has assigned its rights in the NYU Pre-Existing Inventions and NYU/NIH Pre-Existing Inventions to NYU, subject to an HHMI License (as hereinafter defined).

WHEREAS, the parties entered into a license agreement dated June 7, 2013 for the NYU Pre-Existing Inventions, the NYU/NIH Pre-Existing Inventions and the NYU Know-How (as defined below) (the “Original License”);
WHEREAS, the parties have previously re-stated the Original License in two agreements: a Restated License Agreement dated January 28, 2015 (the “Restated Agreement”) and a separate know-how license to the NYU Know-How dated January 28, 2015; and WHEREAS, subject to the terms and conditions hereinafter set forth, NYU and CORPORATION are willing to restate the Restated Agreement to provide that NYU grants to CORPORATION and CORPORATION accepts from NYU the license to the NYU Pre-Existing Inventions, the NYU/NIH Pre-Existing Inventions and the NYU Know-How on the terms set out below;
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:
1.Definitions.
1.01    “Affiliate” shall mean any company or other legal entity which controls, or is controlled by, or is under common control with, CORPORATION; control for purposes of this definition means the holding of (i) fifty percent (50%) or more of the capital and/or the voting rights and/or (H) the right to elect or appoint fifty percent (50%) or more of the directors.
1.02    “Agreement Year” shall mean the yearly period beginning on the License Restatement Effective Date and each succeeding year thereafter for the term of the Agreement.
1.03    “Date of First Commercial Sale” shall mean, [***], the date on which a Licensed Product is first sold by CORPORATION or an Affiliate or sublicensee of CORPORATION.
1.04    “Field” shall mean all fields and uses.
1.05    “License” shall mean (i) the [***] the NYU/NIH Patents (as hereinafter defined), and (ii) the [***] the NYU Patents and the NYU Know-How (as hereinafter defined); in each case [***].
1.06    “Licensed Patents” shall mean the NYU Patents and the NYU/NIH Patents.
1.07    “Licensed Products” shall mean Licensed Compound Products and Licensed Know-How Products.
1.08    “Licensed Compound Products” shall mean all products which in the absence of the License would infringe any Valid Claim.
1.09    “Licensed Know-How Products” shall mean all products that are (i) not Licensed Compound Products, and (ii) which also are not Series 2 Licensed Products (as hereinafter defined), and (Hi) which either incorporate or are discovered or developed using NYU Know-How.

1.10    “Licensed Technology” shall mean all [***].
1.11    “Net Sales” shall mean the total amount invoiced by CORPORATION, its Affiliates, and its sublicensees in connection with sales of the Licensed Products to any person or entity that is not an Affiliate or a sublicensee of CORPORATION under the License, after deduction of all the following to the extent applicable to such sales;

i)	all trade, case and quantity credits, discounts, refunds or rebates, including Medicaid, managed care and other such rebates;

ii)	allowances or credits for returns and recalls;

iii)	sales taxes (including value-added tax), custom duties and other governmental charges levied on sales of Licensed Product; and

iv)	amounts for transportation, transportation insurance, handling and shipping.
If CORPORATION, a CORPORATION Affiliate, or any sublicensee sells any Licensed Product in [***] containing [***], Net Sales of such [***] for the purpose of determining [***] to NYU pursuant to Section 6.01(c) will be calculated by [***]. If, on a country-by-country basis, such other [***] are not sold separately in such country, but the Licensed Product component of [***] in such country, Net Sales for the purpose of [***] shall be [***]. If, on a country-by-country basis, such Licensed Product component is not sold separately in such country, Net Sales of [***] for the purposes of [***] for the [***] shall be [***] of CORPORATION and NYU, based upon [***] and available market information. Notwithstanding anything above to the contrary, in no event shall the [***].
1.12    “NYU Know-Hove shall mean any information that was discovered, developed or acquired by, or on behalf of the NYU Scientists as of the Effective Date and, in each case, provided by NYU to CORPORATION, including but not limited to the information listed in Appendix II.
1.13    “NYU Patents” shall mean the patent applications listed in Appendix I.A and any divisions, continuations or claims of foreign counterparts thereof, or patents issuing thereon, or reissues, renewals and extensions thereof which are directed to subject matter specifically described in the patent applications listed in Appendix I.A.
1.14    “NYU/NIH Patents” shall mean the patent applications listed in Appendix I.13 and any divisions, continuations, continuations-in-part (but only to the extent that such continuations-in-part claim inventions specifically described in, and are directed to subject matter specifically described in, the patent applications listed in Appendix 1.B) or claims of foreign counterparts thereof, or claims of patents issuing thereof which are directed to subject matter specifically described in the patent applications listed in Appendix 1.B, or reissues, renewals and extensions thereof which are directed to subject matter specifically described in the patent applications listed in Appendix I.B.

1.15    “Series 2 Licensed Products” shall mean the series of compounds generated solely by Orca Pharmaceuticals Limited or on Orca Pharmaceuticals Limited’s behalf and which [***] as filed, [***].
1.16    “Valid Claim” shall mean on a territory by territory basis, any claim of any issued unexpired Licensed Patent or any pending patent application within Licensed Patents which has been pending for less than five (5) years from the earliest date to which it claims priority, in each case which has not been disclaimed, permitted to lapse or held invalid by a court of competent jurisdiction or patent office from which no appeal can be taken or is taken within the time limits provided for such an appeal.
2.    Effective Date.
This Agreement shall be effective as of the Effective Date and shall remain in full force and effect until it expires or is terminated in accordance with Section 13 hereof.
3.    Title.
3.01    Subject to the License granted to CORPORATION hereunder, and the HHMI License, it is hereby agreed that all right, title and interest, in and to the (i) NYU Patents and NYU Know-How, and in and to any drawings, plans, diagrams, specifications, and other documents containing any of the NYU Patents and NYU Know-How shall [***] and (ii) NYU/NIH Patents, and in and to any drawings, plans, diagrams, specifications, and other documents containing any of the NYU/NIH Patents shall [***]. At the request of NYU, CORPORATION shall take [***] as may be [***] to give full effect to said right, title and interest of NYU and NIH including, but not limited to, the execution of any documents that may be required to record such right, title and interest with the appropriate agency or government office.
3.02    For so long as each of the NYU Scientists is employed by NYU or HHMI, any and all inventions made by such NYU Scientist and relating to the Field shall be owned [***] (as hereinafter defined).
3.03    NYU shall not terminate [***] without CORPORATION’s prior written consent. If NYU receives any notice pursuant to Section 10.3 of one or more of [***], NYU shall provide CORPORATION with a copy of such notice [***], shall permit CORPORATION to control the content of and approve the response [***] with respect to such notice, in consultation with NYU, and shall permit CORPORATION to participate in any discussions or other communication [***] regarding any potential termination of [***] thereof.
4.    Patents and Patent Applications.
4.01    [***]
4.02    At the initiative of CORPORATION or NYU, the parties shall consult with each other regarding the prosecution of all patent applications with respect to the NYU/NIH Patents. Copies of all such patent applications, patent office actions and proposed responses shall be forwarded to each of NYU and CORPORATION sufficiently prior to filing to allow for review and comment by each party, and the comments of each party shall be reasonably considered.
4.03    Subject to Section 4.02, all applications and proceedings with respect to the NYU/NIH Patents shall be filed, prosecuted and maintained by CORPORATION at the expense of CORPORATION. CORPORATION may select patent counsel, NYU may object to appointment of patent counsel where it believes such patent counsel are not qualified to file, prosecute and maintain the NYU/NIH Patents on behalf of CORPORATION. Where such objection is received, CORPORATION shall select alternative counsel reasonably acceptable to NYU, such acceptance not to be unreasonably withheld. CORPORATION shall file and prosecute the NYU/NIH Patents in good faith to obtain as broad a protection as reasonably possible, based on advice received from its patent counsel on obtaining such broad protection. The final decision in relation to any prosecution shall vest with CORPORATION.
4.04    If at any time during the term of this Agreement CORPORATION decides that it is undesirable, as to one or more countries, to prosecute or maintain any patents or patent applications within the NYU/NI H Patents, it shall give prompt written notice thereof to NYU at least 60 days in advance of any deadline, and upon receipt of such notice CORPORATION shall be released from its obligations to bear all of the expenses to be incurred thereafter as to such countries in conjunction with such patent(s) or patent application(s) and such patent(s) or application(s) shall be deleted from the Licensed Technology and NYU shall be free to prosecute such patents or patent applications at its sole discretion and expense, and to grant rights in and to such patent(s) or patent application(s) in such countries to third parties, without further notice or obligation to CORPORATION, and the CORPORATION shall have no rights whatsoever to exploit such patent(s) or patent application(s) in such countries.
4.05    NYU shall prosecute the NYU Patents at its sole discretion and expense and may abandon any NYU Patents at NYU’s sole discretion.
4.06    Subject to Section 16, Nothing herein contained shall be deemed to be a warranty by NYU, NIH, or HHMI that

i)
NYU can or will be able to obtain any patent or patents on any patent application or applications in the Licensed Patents or any portion thereof, or that any of the Licensed Patents will afford adequate or commercially worthwhile protection, or

ii)	that the manufacture, use, or sale of any element of the Licensed Technology or any Licensed Product will not infringe any patent(s) of a third party.
4.07    CORPORATION and any Affiliates and sublicensees of CORPORATION shall insure that they apply patent markings that meet all requirements of U.S. law, 35 U.S.C. § 287, with respect to all Licensed Products.
5.    Grant of License.

5.01    Subject to the terms and conditions hereinafter set forth, NYU hereby grants to CORPORATION and CORPORATION hereby accepts from NYU the License.
5.02    NYU reserves [***].
5.03    The parties acknowledge that the United States government retains rights in intellectual property funded under any grant or similar contract with a Federal agency. The License is expressly subject to all applicable United States government rights, including, but not limited to, any applicable requirement that products, which result from such intellectual property and are sold in the United States, must be substantially manufactured in the United States. NYU will take all actions reasonably requested by CORPORATION, at CORPORATION’s expense, to obtain a waiver from the United States government of such substantial manufacture requirement.
5.04    The parties acknowledge that the Licensed Technology was developed, at least in part, by [***].
5.05    The License granted to CORPORATION in Section 5.01 hereto shall commence upon the Effective Date and shall remain in force [***], if not previously terminated under the terms of this Agreement for [***] or until the expiration date of the last to expire of the NYU Patents and the NYU/NIH Patents that cover such Licensed Product [***], whichever shall be later (the “License Term”). CORPORATION shall inform NYU in writing of the Date of First Commercial Sale with respect to each Licensed Product [***] as soon as practicable after the making of each such first commercial sale. Following the expiration of the License Term, [***].
5.06    CORPORATION shall be entitled to [***] under the License on terms and conditions in compliance and not inconsistent with the terms and conditions of this Agreement (except that [***]) (i) to an Affiliate or (H) to other third parties for consideration and in an arms-length transaction. The NYU Patents may only be [***]. All [***] shall only be granted by CORPORATION under a written agreement, a copy of which shall be provided by CORPORATION to NYU and NIH as soon as practicable after the signing thereof; provided, that, (a) the copy of the [***] may be redacted by CORPORATION with respect to obligations that are not relevant to this Agreement and (b) the terms of each such sublicense agreement shall be Confidential Information of CORPORATION for purposes of this Agreement. Each [***] granted by CORPORATION hereunder shall be subject and subordinate to the terms and conditions of this Agreement and shall contain (inter-alia) the following provisions:

(1)	[***];

(2)	[***];

(3)	[***];

(4)	[***];

(5)	[***]; and

(6)	[***].

6.    Payments for License.
6.01    In consideration for the grant and during the term of the License with respect to each Licensed Product, CORPORATION shall pay to NYU:

(a)	[***]; and

(b)	Within [***] after [***], with respect to each Licensed Compound Product and each Licensed Know-How Product, the payments as indicated below:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
The foregoing [***], with respect to the [***], regardless of how many times [***]. If a particular above [***] is achieved by a sublicensee of CORPORATION, and if CORPORATION receives a [***], for which a payment is due to NYU under Section 6.01(d) below, then NYU shall [***]. For example, if [***] shall fully satisfy CORPORATION’s obligations to NYU pursuant to this Section 6.01(b) and Section 6.01(d).

(c)	[***]; and

(d)
A [***] under the terms of, or as a consideration for the grant of, a sublicense of any rights hereunder or for [***] such a sublicense, based upon the development stage of the [***] included in such grant at the time of the grant other than [***]:

(I)	[***];

(II)	[***];

(III)	[***]; or

(IV)	[***].
6.02    For the purpose of [***] hereunder, the year shall be divided into four parts ending on March 31, June 30, September 30, and December 31. Not later than sixty (60) days after each December, March, June, and September in each Agreement Year during the term of the License, CORPORATION shall submit to NYU a full and detailed report [***] NYU under the terms of this Agreement for the preceding quarter year (hereinafter “the Quarter-Year Report”), setting forth the [***] including:

i)	[***];

ii)	[***];

iii)	[***]; and

iv)	[***].
If no [***] payments are due, a statement shall be sent to NYU stating such fact. Payment of the full amount of [***] for the preceding quarter year shall accompany each Quarter-Year Report on [***]. CORPORATION shall keep for a period of at least [***], full, accurate and compete books and records consistent with sound business and accounting practices and in such form and in such detail as to enable [***] to NYU from CORPORATION pursuant to the terms of this Agreement.
6.03    Within sixty (60) days after the end of each Agreement Year, commencing on the Date of First Commercial Sale CORPORATION shall furnish NYU with a report (hereinafter “the Annual Report”), relating to [***] pursuant to this Agreement in respect of the Agreement Year covered by such Annual Report and containing the same details as those specified in Section 6.02 above in respect of the Quarter-Year Report.
6.04    On [***] notice and during regular business hours and not more than once per calendar year, NYU or the authorized representative of NYU shall each have the right to designate an independent, certified public accountant reasonably acceptable to CORPORATION to inspect the books of accounts, records and other relevant documentation of CORPORATION or of any Affiliate of CORPORATION insofar as they relate to the production, marketing and sale of the Licensed Products, in order to [***] hereunder, and the accuracy of the information provided to NYU in the aforementioned reports. The cost of such inspection shall be borne by NYU, unless it is determined in such inspection that NYU has been underpaid in any period by more than [***] of the amount which NYU should have been paid, in which case the cost of such inspection shall be reimbursed to NYU by CORPORATION.
7.    Method of Payment.
7.01    [***] hereunder shall be paid to NYU in [***]. Any such [***] based on the closing buying rate listed at [***] on the last business day of the accounting period for which such royalty or other payment is due.
7.02    CORPORATION shall be responsible for payment to NYU of [***] by each Affiliate of CORPORATION.
7.03    Any amount payable hereunder by one of the parties to the other, which has not been paid by the date on which such payment is due, shall bear interest form such date until the date on which such payment is made, at the rate of [***] per annum in excess of the prime rate prevailing at the Citibank, N.A., in New York, during the period of arrears and such amount and the interest thereon may be set off against any amount due, whether in terms of this Agreement or otherwise, to the party in default by any non-defaulting party.
8.    Development and Commercialization.
8.01    CORPORATION undertakes to use [***] to carry out the Development Plan (annexed hereto as Appendix III and which is an integral part of this Agreement, as such Development Plan may be updated from time-to-time by mutual agreement of the parties), including but not limited to, the performance of all efficacy, pharmaceutical, safety, toxicological and clinical tests, trials and studies and all other activities necessary in order to obtain the approval of the FDA for the production, use and sale of the Licensed Products, all as set forth in the Development Plan (as updated from time-to-time by mutual agreement of the parties) and within all timetables set forth therein. CORPORATION further undertakes to exercise [***], and to include in each sublicense agreement an obligation of such sublicensee, to [***], to obtain the appropriate approvals of the health authorities for the production, use and sale of the Licensed Products, [***] in which CORPORATION or its sublicensees intend to produce, use, and/or sell Licensed Products.
8.02    Provided that applicable laws, rules and regulations require that the performance of the tests, trials, studies and other activities specified in Paragraph 8.01 above shall be carried out in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities, CORPORATION shall carry out such tests, trials, studies and other activities in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities. Furthermore, the Licensed Products shall be produced in accordance with FDA Good Manufacturing Practice (“GMP”) procedures in a facility which has been certified by the FDA as complying with GMP, provided that applicable laws, rules and regulations so require.
8.03    CORPORATION agrees to [***] to begin the regular commercial production, use, and sale of the Licensed Products [***] in accordance with the Development Plan and to continue diligently thereafter to commercialize the Licensed Products.
8.04    CORPORATION shall provide NYU with written reports on all activities and actions undertaken by CORPORATION to develop and commercialize the Licensed Products; such reports shall be made within sixty (60) days after each six (6) months during the term of this Agreement, commencing six (6) months after the Effective Date. CORPORATION shall include sufficient details in such reports for NYU to ascertain CORPORATION’s progress in developing and commercializing Licensed Products.
9.    CONFIDENTIAL INFORMATION.
9.01    “Confidential Information” shall mean non-public information provided by one party (a “Disclosing Party”) to the other party (“Recipient”). Except as otherwise provided in Section 9.02 and 9.03 below, each Recipient shall maintain any and all of the Confidential Information in confidence and shall not release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of, the Disclosing Party to said release or disclosure.
9.02    The obligations of confidentiality set forth in Sections 9.01 shall not apply to any Confidential Information that (i) is or becomes publicly available through no wrongful act of Recipient; (ii) was known by Recipient prior to disclosure by the Disclosing Party, as evidenced by tangible records; (iii) becomes known to Recipient after disclosure from a third party having an apparent bona fide right to disclose it; (iv) is independently developed or discovered by Recipient without use of the Disclosing Party’s Confidential Information, as evidenced by tangible records; or (v) is disclosed to another party by the Disclosing Party without restriction on further disclosure.
9.03    Recipient shall have the right to, and agrees that it will, use the Disclosing Party’s Confidential Information solely as provided under this Agreement, except a Recipient may disclose Confidential Information of the Disclosing Party to (x) its Affiliates, and to its and their directors, employees, consultants, and agents in each case who have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restriction on use, (y) any bona fide actual or prospective collaborators, sublicensees, underwriters, investors, lenders or other financing sources who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective collaborators, sublicensees, underwriters, investors, lenders or other financing sources to determine their interest in collaborating with, sublicensing, underwriting or making an investment in, or otherwise providing financing to, the Recipient, and (z) the extent such disclosure is required to comply with applicable law or regulation or the order of a court of competent jurisdiction or to defend or prosecute litigation; provided, however, that the Recipient provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure. Notwithstanding any other provision of this Agreement, each Recipient may disclose and use Confidential Information of the Disclosing Party as necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, or to submit regulatory filings.
10.    Infringement of NYU and NYU/NIH Patents.
10.01    In the event a party to this Agreement acquires information that a third party is infringing one or more of the NYU Patents or NYU/NIH Patents, the party acquiring such information shall promptly notify the other party to the Agreement in writing of such infringement.
10.02    In the event of an infringement of an NYU/NIH Patent, CORPORATION shall have the right but not the obligation to bring suit against the infringer. Should CORPORATION elect to bring suit against an infringer and NYU is joined as a party plaintiff in any such suit, NYU shall have the right to approve the counsel selected by CORPORATION to represent CORPORATION and NYU. The expenses of such suit or suits that CORPORATION elects to bring, including the reasonable expenses of NYU incurred in conjunction with the prosecution of such suit or the settlement thereof, shall be paid for entirely by CORPORATION and

CORPORATION shall reimburse NYU, NIH, and HHMI for their reasonable costs and expenses incurred in connection with such litigation, including attorneys’ fees. CORPORATION shall not compromise or settle such litigation without the prior written consent of NYU which shall not be unreasonably withheld.
10.03    In the event CORPORATION exercises the right to sue herein conferred, it shall have the right to first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees, necessarily involved in the prosecution of any such suit, and if after such reimbursement, any funds shall remain from said recovery, CORPORATION shall promptly pay to NYU an amount as follows: (i) in the case of damages representing lost profits of CORPORATION, lost sales shall be calculated based on such lost profits and CORPORATION’s profit margin, and [***], (ii) in the case of damages representing [***], then such damages shall be deemed to be consideration for the grant of a sublicense, and [***] and (iii) [***]; and, in each case, CORPORATION shall be entitled to receive and retain the balance of the remainder of such recovery.
10.04    If CORPORATION does not bring suit against said infringer pursuant to Section 10.02 herein, or has not commenced negotiations with said infringer for discontinuance of said infringement, within ninety (90) days after receipt of such notice, NYU shall have the right, but shall not be obligated, to bring suit for such infringement. Should NYU elect to bring suit against an infringer and CORPORATION is joined as a party plaintiff in any such suit, CORPORATION shall have the right to approve the counsel selected by NYU to represent NYU and CORPORATION, and NYU shall reimburse CORPORATION for its reasonable costs and expenses incurred in connection with such litigation, including attorneys’ fees. If CORPORATION has commenced negotiations with an alleged infringer of the NYU/NIH Patent for discontinuance of such infringement within such 90-day period, CORPORATION shall have an additional ninety (90) days from the termination of such initial 90-day period to conclude its negotiations before NYU may bring suit for such infringement. In the event NYU brings suit for infringement of any NYU/NIH Patent, NYU shall not compromise or settle any such suit by licensing the alleged infringer without the prior consent of CORPORATION, which shall not be unreasonably withheld. In the event NYU brings suit for infringement of any NYU/NIH Patent, NYU shall have the right to first reimburse itself out of any sums recovered in such suit or settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees necessarily involved in the prosecution of such suit, and if after such reimbursement, any funds shall remain from said recovery, [***] and NYU shall be entitled to receive and retain the balance of the remainder of such recovery.
10.05    Each party shall always have the right to be represented by counsel of its own selection in any suit for infringement of the NYU/NIH Patents instituted by the other party to this Agreement under the terms hereof. The expense of such counsel shall be borne by the party initiating such infringement suit.
10.06    CORPORATION agrees to cooperate fully with NYU at the request of NYU, including, by giving testimony and producing documents lawfully requested in the prosecution of any suit by NYU for infringement of the NYU/NIH Patents; provided, NYU shall pay all reasonable expenses (including attorneys’ fees) incurred by CORPORATION in connection with such cooperation. NYU shall cooperate and shall endeavor to cause the NYU Scientists to cooperate with CORPORATION at the request of CORPORATION, including by giving testimony and producing documents lawfully requested, in the prosecution of any suit by CORPORATION for infringement of the NYU/NIH Patents; provided, that CORPORATION shall pay all reasonable expenses (including attorneys’ fees) incurred by NYU in connection with such cooperation.
10.07    NYU shall have the sole right, but not the obligation to take any action with regard to infringement of the NYU Patents, and to retain any recovery therefrom.
11.    Liability and Indemnification.
11.01    CORPORATION shall indemnify, defend and hold harmless NYU and NIH and their trustees, officers, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce or in human clinical trials, lease, or promotion by CORPORATION or by a licensee, Affiliate or agent of CORPORATION of any Licensed Product, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out pursuant to this Agreement.
11.02    With respect to an Indemnitee, CORPORATION’s indemnification under subsection 11.01(i) shall apply to any liability, damage, loss or expense whether or not it is attributable to the negligent activities of such Indemnitee. CORPORATION’s indemnification obligation under subsection 11.0101) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligent activities of any such Indemnitee.
11.03    An Indemnitee or HHMI Indemnitee (as hereinafter defined) shall provide CORPORATION with notice of any Claim or HHMI Claim (as hereinafter defined) for which indemnification may be sought pursuant to this Agreement. Such notice shall be given reasonably promptly following actual receipt of written notice thereof. In the case of any HHMI Indemnitee, notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of any Indemnitee or HHMI Indemnitee to give reasonably prompt notice to CORPORATION of any such Claim or HHMI Claim shall not affect the rights of such lndemnitee or HHMI Indemnitee, as applicable, unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects CORPORATION. CORPORATION shall, at its own expense, provide attorneys reasonably acceptable to the Indemnitee to defend against any actions brought or filed against any lndemnitee hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought. NYU or NIH, as relevant, shall cooperate as reasonably requested (at the expense of CORPORATION) in the investigation and defense of any Claim. NYU, HHMI, or NH-I, as relevant, shall permit CORPORATION to assume direction and control of the defense of the Claim or HHMI Claim (including the right to settle the Claim solely for monetary consideration); provided, however, that CORPORATION shall not settle any Claim or HHMI Claim without the prior written consent of NYU, HHMI or NIH, as relevant, where such settlement (a) would include any admission of liability on the part of the relevant Indemnitee or HHMI Indemnitee, (b) would impose any restriction on the relevant Indemnitee’s or HHMI Indemnitee’s conduct of any of its activities or (c) would not include an unconditional release of the relevant lndemnitee or HHMI lndemnitee from all liability for claims that are the subject matter of the settled Claim or HHMI Claim. CORPORATION agrees to keep each affected lndemnitee informed of the progress in the defense and disposition of such Claim.
11.04    HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by CORPORATION from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “HHMI Claims”), based upon, arising out of, or otherwise relating to this Agreement or any other sublicense, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any HHMI Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee. Notwithstanding any other provision of this Agreement, CORPORATION’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.
12.    Insurance.
12.01    At such time as any Licensed Product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold or tested in clinical trials by CORPORATION or by a licensee, Affiliate or agent of CORPORATION, CORPORATION shall at its sole cost and expense, procure and maintain policies of comprehensive general liability insurance in amounts not less than (i) [***] during the period that such [***], and (ii) [***] as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (H) broad form contractual liability coverage for CORPORATION’s indemnification under Section 11 of this Agreement. If CORPORATION elects to self-insure all or part of the limits described above (including deductibles or retentions [***]) such self-insurance program shall include assets or reserves which have been actuarially determined for the liabilities associated with this Agreement and must be acceptable to NYU.
The minimum amounts of insurance coverage required under this Section 12 shall not be construed to create a limit of CORPORATION’s liability with respect to its indemnification under Section 11 of this Agreement.
12.02    CORPORATION shall provide NYU with written evidence of such insurance upon request of NYU. If insurance is cancelled, not renewed or a material change is made to such insurance; if CORPORATION does not obtain replacement insurance providing comparable coverage within such sixty (60) day period, NYU shall have the right to terminate this

Agreement effective at the end of such sixty (60) day period without notice or any additional waiting periods.
12.03    CORPORATION shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold or tested in clinical trials by CORPORATION or by a sublicensee, Affiliate or agent of CORPORATION and (H) a reasonable period after the period referred to in (i) above.
13.    Expiry and Termination
13.01    Unless earlier terminated pursuant to this Section 13 this Agreement shall expire upon the expiration of the period of the License in all countries as set forth in Section 5.05 above.
13.02    At any time prior to expiration of this Agreement, either party may terminate this Agreement forthwith for cause, as “cause” is described below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if the other party materially breaches or materially defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured within sixty (60) days or, in the case of failure to pay any amounts due hereunder, thirty (30) days (unless otherwise specified herein) after the giving of notice by the other party specifying such breach or default, or if either NYU or CORPORATION discontinues its business or becomes insolvent or bankrupt.
13.03    Upon termination of this Agreement for any reason and prior to expiration as set forth in Section 13.01 hereof, all rights in and to the Licensed Technology shall revert to NYU, and CORPORATION shall not be entitled to make any further use whatsoever of the Licensed Technology; provided, that, for a period of up to ninety (90) days from the effective date of termination, CORPORATION will have the right to sell any existing inventory of Licensed Products, subject to its payment of the royalty applicable thereto and the provision of royalty reports pursuant to Sections 6 and 7.
13.04    In the event that this Agreement is terminated, any granted sublicenses shall remain in full force and effect and each sublicensee shall become a direct license of NYU; provided, that, (i) the sublicensee is not then in breach of its sublicense agreement, (ii) the scope of such sublicensee’s rights with respect to the Licensed Technology shall remain unchanged and the sublicensee agrees to be bound to NYU as a licensee under the non-financial terms and conditions of this Agreement that apply to such scope, and (iii) the sublicensee agrees to pay to NYU all annual license fees due pursuant to Section 6.01(a) and all amounts that CORPORATION would have been obligated to pay to NYU under this Agreement as a result of the activities of such sublicensee.
13.05    Termination of this Agreement shall not relieve either party of any obligation to the other party incurred prior to such termination.

13.06    Sections 3.01, 3.02, 4.01, 9, 11, 12, 13, 17, 18 and 19.01 hereof shall survive and remain in full force and effect after any termination, cancellation or expiration of this Agreement.
Following termination for any reason prior to expiration as set forth in Section 13.01 hereof, should CORPORATION continue to sell Licensed Know-How Products or develop Licensed Know-How Products after such termination despite Section 13.03 above, in each case where NYU Know-How was used to discover or develop such Licensed Know-How Product prior to termination but no NYU Know-How is needed to develop or sell such Licensed Know-How Product after termination, then termination shall not relieve the CORPORATION from payment of milestones and royalties in accordance with Sections 6.01(b) and 6.01(c) of this Agreement and Sections 6.02-6.04 and 7.01-7.03 shall survive and remain in full force and effect after such termination of this Agreement solely with respect to the development and sales of such Licensed Know-How Products and solely for the period of time that such payments would have been owed if the Agreement had not terminated early. Following termination, royalty reports under clause 6.02 shall only be due where CORPORATION does in fact sell such Licensed Know-How Products.
13.07    CORPORATION may at any time terminate this Agreement by providing 30 days prior written notice to NYU.
13.08    NYU may terminate this Agreement by providing 30 days prior written notice to CORPORATION if CORPORATION or its Affiliate institutes a legal proceeding that challenges the validity of the Licensed Patents.
14.    Representations and Warranties by CORPORATION.
CORPORATION hereby represents and warrants to NYU as follow:

(1)
CORPORATION is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CORPORATION has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of CORPORATION.

(2)
There is no pending or, to CORPORATION’s knowledge, threatened litigation involving CORPORATION which would have an adverse effect on this Agreement or on CORPORATION’s ability to perform its obligations hereunder; and

(3)
There is no indenture, contract, or agreement to which CORPORATION is a party or by which CORPORATION is bound which prohibits or would prohibit the execution and delivery by CORPORATION of this Agreement or the performance or observance by CORPORATION of any term or condition of this Agreement.

15.    Representations and Warranties by NYU.
NYU hereby represents and warrants to CORPORATION as follows:

(1)
NYU is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. NYU has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of NYU.

(2)	There is no pending or, to NYU’s knowledge, threatened litigation involving NYU which would have any effect on this Agreement or on NYU’s ability to perform its obligations hereunder; and

(3)
There is no indenture, contract, or agreement to which NYU is a party or by which NYU is bound which prohibits or would prohibit the execution and delivery by NYU of this Agreement or the performance or observance by NYU of any term or condition of this Agreement.

(4)
it is the owner by assignment and/or the co-owner with NIH of all Licensed Patents listed on Appendix I.A and LB and the inventions described and claimed therein, and it has the right to grant the licenses to CORPORATION under this Agreement;

(5)
NYU has not received any notice from any third party that any third party patent, patent application or other intellectual property rights would be infringed (i) by practicing any method covered by the Licensed Patents or by making, using or selling any composition covered by the Licensed Patents, or (ii) by making, using, offering for sale, selling or importing Licensed Products; and

(6)	NYU is not aware of any infringement or misappropriation by any third party of the Licensed Patents.
16.    Limitation of Liability.
IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, MEDICAL AND PROFESSIONAL STAFF, EMPLOYEES AND AGENTS BE LIABLE TO CORPORATION OR ANY OF ITS AFFILIATES, SUBLICENSEES OR DISTRIBUTORS FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE LICENSE RIGHTS GRANTED HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ECONOMIC DAMAGES OR INJURY TO PROPERTY OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE

ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.
17.    No Assignment.
17.01    Neither CORPORATION nor NYU shall have the right to assign, delegate or transfer at any time to any party, in whole or in part, any or all of the rights, duties and interest herein granted without first obtaining the written consent of the other to such assignment, [***].
17.02    NYU hereby consents to [***]. Effective upon such assignment, all references to CORPORATION in this Agreement shall be deemed, with respect to time periods after such assignment, to be references to Brickell (or in the event one or more subsequent assignments pursuant to Section 17.01, the then current direct or indirect assignee of Brickell). Also effective upon the assignment from ORCA to Brickell described above, the contact information for CORPORATION for the purposes of Section 19.05 shall be [***]. Brickell and its direct and indirect assignees are intended third party beneficiaries of this Section 17.02.
18.    Use of Name.
18.01    Without the prior written consent of the other party, neither CORPORATION nor NYU shall use the name of the other party or any adaptation thereof or of any staff member, employee or student of the other party:

i)	in any product labeling, advertising, promotional or sales literature;

ii)
in connection with any public or private offering or in conjunction with any application for regulatory approval, unless disclosure is otherwise required by law, in which case either party may make factual statements concerning the Agreement or file copies of the Agreement after providing the other party with an opportunity to comment and reasonable time within which to do so on such statement in draft.

Except as provided herein, neither NYU nor CORPORATION will issue public announcements about this Agreement without prior written approval of the other party.
18.02    CORPORATION acknowledges that under HHMI policy, CORPORATION may not use the name of HHMI or of any HHMI employee ([***]) in a manner that could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employee in press releases or similar materials intended for public release is approved by HHMI in advance.
19.    Miscellaneous.
19.01    HHMI is not a party to this Agreement and has no liability to any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.
19.02    In carrying out this Agreement the parties shall comply with all local, state and federal laws and regulations including but not limited to, the provisions of Title 35 United States Code §200 et seq. and 15 CFR §730-774.
19.03    If any provision of this Agreement is determined to be invalid or void, the remaining provisions shall remain in effect.
19.04    This Agreement shall be governed by and construed in accordance with the [***], without regard to principles relating to conflicts of law. The courts of the [***] shall have exclusive jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this Agreement and, by execution and delivery of this Agreement, the parties to this Agreement submit to the jurisdiction of those courts, including, but not limited to, the in personam and subject matter jurisdiction of those courts, waive any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consent to service of process by mail in accordance with paragraph 19.05 or any other manner permitted by law and irrevocably agree to be bound by any such judgment rendered thereby in connection with this Agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.
19.05    All payments or notices required or permitted to be given under this Agreement shall be given in writing and shall be effective when either personally delivered or deposited, postage prepaid, in the United States registered or certified mail, or sent via a recognized national overnight delivery service (such as Federal Express or DHL), addressed as follows:
To NYU:    [***]

To CORPORATION:

[***]

or such other address or addresses as either party may hereafter specify by written notice to the other. Such notices and communications shall be deemed effective on the date of delivery or fourteen (14) days after having been sent by registered or certified mail, whichever is earlier.
19.06    This Agreement (and the annexed Appendices) constitute the entire Agreement between the parties and no variation, modification or waiver of any of the terms or conditions hereof shall be deemed valid unless made in writing and signed by both parties hereto. This Agreement supersedes any and all prior agreements or understandings, whether oral or written, between CORPORATION and NYU.
19.07    No waiver by either party of any non-performance or violation by the other party of any of the covenants, obligations or agreements of such other party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies with respect to such violation or non-performance.
19.08    The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement.
19.09    It is not the intent of the parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Second License Restatement Effective Date.
NEW YORK UNIVERSITY

By: /s/ Abram M. Goldfinger
Abram M. Goldfinger
Executive Director,
Industrial Liaison/Technology Transfer

Date: 11/23/15

ORCA PHARMACEUTICALS LLC

By: /s/ Baiju Shah
Name: Baiju Shah
Title:    Manager

Appendix I.A
[***] Patents and Applications

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Appendix I.A-1

Appendix I.B
[***] Patents and Applications

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Appendix I.B-1

Appendix II
NYU Know-How
[***]

Appendix II-1

Appendix III
Development Plan

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Initial plan for selection of lead compound:
[***]

Appendix III-1

Appendix IV
Inter-Institutional Agreements with NIH

Appendix IV-1

PUBLIC HEALTH SERVICE
PHS INTERINSTITUTIONAL AGREEMENT
INSTITUTION-LEAD
This Agreement is entered into between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”) through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A. and New York University School of Medicine a not for profit education corporation, hereinafter referred to as the “Institution”, having an address at One Park Avenue, 6th Floor, New York, New York 10016, U.S.A.
BACKGROUND

1.1
In the course of fundamental research programs at the PHS and by the Institution, [***], an employee of the Howard Hughes Medical Institute (“HHMI”) and a faculty member of the Institution, [***] (Institution), [***] (PHS), [***] (PHS) (Inventor(s)) made or reduced to practice certain inventions which are included within the Patent Rights, as defined in Paragraph 2.1.

1.2
It is the mutual desire of the Institution and the PHS that their respective undivided interests in the Patent Rights be administered in a manner to ensure the rapid commercialization of the Patent Rights and to make their benefits widely available to the public. Therefore, in accordance with 35 U.S.C. §202(e) and 37 C.F,R. §401.10, PHS is granting an [***] to PHS’ rights in the Patent Rights to the Institution under the conditions set forth herein.

1.3
The Institution and HHMI are parties to a Collaboration Agreement under which (i) HHMI employees at the Institution, including [***], assign their rights in inventions to the Institution, (ii) the Institution seeks patent protection for such inventions and seeks to license them to companies to be developed into products to benefit the public, (iii) the Institution shares any revenues from such licensing with HHMI, and (iv) the Institution grants HHMI a license to such inventions for its non-commercial purposes, and inserts certain language in license agreements with companies for HHMI’s benefit.

2.    DEFINITIONS

2.1	“Patent Rights” means:

(a)	Patent applications (including provisional patent applications and PCT patent applications) or patents as follows: [***];

(b)	[***]; and

(c)	[***]; and

(d)	Patent Rights shall [***].

2.2
“Net Revenues” means all consideration received by the Institution [***], less (a) Expenses and then (b) [***]. It is contemplated that Patent Rights may be licensed together with other patent rights solely owned by the institution, or owned jointly by the Institution and a third party. In such instance, the portion of consideration from such licensing allocated to the Patent Rights shall be determined on a pro rata basis, based upon the number of patent families. Payments for the overall license, such as license fees, shall be allocated based upon the total number of patent families included in the license at the time the payment was received. Product-specific payments, such as royalties and milestone payments, shall be allocated based upon the total number of patent families covering the product generating the payments, at the time the payment was received.

2.3
“Expenses” means all reasonable and actual out-of-pocket costs, excluding those reimbursed by a third party, paid by the Institution for the preparation, filing, prosecution, and licensing of United States and foreign patent applications, extraordinary expenses as provided in Paragraph 4.6, and the maintenance of the resulting patents or patent applications, exclusive of any salaries, administrative, or other indirect costs.

2.4
“Research License” means a nontransferable, nonexclusive license to make and to use any tangible embodiment of the Patent Rights and to practice any process(es) included within the Patent Rights for purposes of internal research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

2.5
“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or by regulations of the Government of the United States of America (hereinafter referred to as “Government”), available to the public on reasonable terms.

3.    GRANT AND RESERVATION OF RIGHTS

3.1	PHS hereby grants and the Institution accepts, subject to the terms and conditions of this Agreement, an [***].

3.2	The Government shall [***]. Any license granted by the Institution under the terms of this Agreement shall be subject to [***].

3.3	PHS reserves the right to require the Institution, or its licensees, to [***].

3.4	In addition to the reserved right of Paragraph 3.3, PHS reserves the right to [***]. The purpose of these [***] is to encourage basic research, whether conducted at an academic or corporate facility.

3.5
PHS acknowledges that Institution is required to, and that Institution may, include in any license for the Patent Rights granted by institution provisions which comply with the HHMI licensing provisions set forth on Appendix B.

4.    PATENT PROSECUTION AND PROTECTION

4.1
The Institution shall file, prosecute, and maintain patent application(s) relating to the Patent Rights and shall promptly provide to PHS all serial numbers and filing dates, together with copies of all these applications, including copies of all Patent Office actions, responses, and all other Patent Office communications. In addition, the Institution, shall file with Patent Offices, a Power of Attorney, that names both the Institution and PHS. This Power of Attorney shall be filed with every Patent Office involved in prosecuting all patent applications pertaining to Patent Rights. The Institution shall consult with PHS, when so requested, prior to communicating with any Patent Office with respect to the Patent Rights.

4.2
The Institution shall make an election with respect to foreign filing, upon consultation with PHS, including which countries foreign filing shall be done prior to the election, within eight (8) months of any United States filing. If any foreign patent applications are filed, the Institution shall promptly provide to PHS all serial numbers and filing dates. The Institution also shall provide PITS copies of foreign patent applications and Patent Office actions. The Institution shall consult with PHS, when so requested, prior to communication with any Patent Office with respect to the Patent Rights.

4.3
The Institution shall promptly record Assignments of domestic Patent Rights in the United States Patent and Trademark Office and shall promptly provide PHS with the original of each recorded Assignment with respect to PHS.

4.4
Notwithstanding any other provision of this Agreement, the Institution shall not abandon the prosecution of any patent application, including provisional patent applications (except for purposes of filing continuation application(s)) or the maintenance of any patent contemplated by this Agreement, without prior written notice to PHS. Upon receiving the written notice, PHS may, at its sole option, take over the prosecution of any patent application, or the maintenance of any patent.

4.5	The Institution shall promptly provide PHS with copies of all issued patents under this Agreement.

4.6
In the event that the Institution anticipates the possibility of any extraordinary expenditures arising from the preparation, filing, prosecution, licensing, or defense of any patent application or patent contemplated by this Agreement, including, without limitation, interferences, reexaminations, reissues and oppositions, the Institution shall provide PHS with all relevant information, and these extraordinary expenditures shall be included as Expenses only upon written agreement of PHS, provided that if such extraordinary expenses are necessary to preserve or to avoid abandonment of the Patent Rights, PHS shall not unreasonably withhold its approval of such extraordinary expenses. The Institution and PHS shall agree on a mutually acceptable course of action prior to incurring these expenditures.
5.    LICENSING

5.1
The Institution shall diligently seek licensees for the commercial development of the Patent Rights and shall administer the Patent Rights for the mutual benefit of the parties and in the public interest. The Institution shall ensure that any license granted for the Patent Rights is subject to the provisions of 22 C.F.R. Part 401 mid the rights retained by the Government under this Agreement, including the requirement for substantial manufacture in the United States as stated in Paragraph 11.1.

5.2
The Institution [***], notwithstanding any other provision of this Agreement, without the prior written consent of PHS; provided, however, that PHS hereby agrees that HHMI [***]. The Institution shall consult with PHS in the negotiation of [***], notwithstanding any other provision of this Agreement, and shall not grant these licenses without the prior review, opportunity for comment, and written approval of PHS.

5.3
Before licensing of the Patent Rights or any part thereof by the Institution, the Institution shall first notify and confer with PHS regarding any research funding related to the Patent Rights so as to determine PHS’ interest in participating in any funded collaborative research project.

5.4	The Institution shall promptly provide PHS with complete copies of all licenses and sublieenses granted for the Patent Rights.

5.5
Institution agrees that its licensees shall supply, to the Mailing Address for Agreement notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the licensed products or licensed processes, as covered by the Patent Rights, or their packaging for educational and display purposes only.

6.    ROYALTIES AND EXPENSES

6.1	[***].

6.2	All payments to PHS, required under this Agreement, shall be in [***] and payment options are listed in Appendix A.

(a)
Institution shall submit to MS annual statements of itemized Expenses as defined in Paragraph 2.3 and shall deduct the Expenses as provided for in Paragraph 2.2, except where PITS has identified discrepancies in billing by Institution, in which case, deduction of the contested item(s), as a part of Expenses as provided for in Paragraph 2.2, from Net Revenues shall be delayed pending resolution thereof.

6.3	In no event shall PHS be obligated to bear any costs for Expenses under this Agreement.

6.4
Each party shall be solely responsible for calculating and distributing to its respective Inventor(s) of the Patent Rights any share of Net Revenues in accordance with its respective patent policy, royalty policy, or Federal law during the term of this Agreement.

7.    RECORDS AND REPORTS

7.1
The institution shall keep complete, true, and accurate accounts of all Expenses and of all Net Revenues received by it from each licensee of the Patent Rights and shall permit PHS or PHS’ designated agent to examine its books and records in order to verify the payments due or owed under this Agreement.

7.2
Upon request by PHS, the Institution shall submit to PHS an annual report, not later than April 1 of each year, setting forth the status of all patent prosecution, commercial development, and licensing activity relating to the Patent Rights for the preceding calendar year.

8.    PATENT INFRINGEMENT

8.1
In the event PHS or the Institution, including its licensees, shall learn of the substantial infringement of any patent subject to this Agreement, the party who learns of the infringement shall promptly notify the other party in writing and shall provide the other party with all available evidence of the infringement. The Institution and its licensees, in cooperation with PHS, shall use their best efforts to eliminate the infringement without litigation. If the efforts of the parties are not successful in eliminating the infringement within ninety (90) days after the infringer has been formally notified of the infringement by the Institution, the Institution shall have the right, after consulting with PHS, to commence suit on its own account or to permit the Institution’s licensee to commence suit on the licensee’s own account. PITS may join the Institution’s suit or commence its own suit.

8.2
If neither the Institution nor its licensee (i) bring suit within one (1) year after the parties arc formally notified of the existence of an infringement, or (ii) are in negotiations with the infringing party to abate the infringement within such one (1) year period and either abate the infringement or bring suit within an additional one (1) year period; then PHS may bring suit to abate the infringement at PHS’ sole expense.

8.3
Neither a licensee nor the Institution shall take action to compel PHS either to initiate or to join in any suit for patent infringement. Should the Government be made a party to any suit by motion or ally other action of a licensee or the Institution, the licensee or the Institution shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including any and all costs incurred by PHS in opposing any joinder action.

8.4
Legal action or suits to eliminate infringement or recover damages pursuant to Paragraph 8.1 shall be at the full expense of the party by whom suit is brought. All damages recovered thereby shall first be used to reimburse each party for its expenses relating to the legal action, and the remainder of the damages shall be considered Net Revenues.

8.5	Each party agrees to cooperate with the other in litigation proceedings. PHS may be represented, at its expense, by counsel of its choice in any suit.
9.    GOVERNING LAWS. SETTLING DISPUTES

9.1
This Agreement shall be construed in accordance with [***]. Federal law and regulations shall preempt any conflicting or inconsistent provisions in this Agreement. The Institution agrees to be subject to the jurisdiction of [***].

9.2
Any controversy or any disputed claim by either party against the other arising under or related to this Agreement shall be submitted jointly to the Institution’s President or designee and to the Director of the NIH or designee for resolution. The Institution and PHS shall be free after written decisions are issued by those officials to pursue all administrative or judicial remedies which may be available.

10.    TERM AND TERMINATION

10.1
This Agreement is effective when signed by all parties, unless the provisions of Paragraph 11.10 are not fulfilled, and shall extend to the expiration of the last to expire of the patents included within the Patent Rights unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

10.2
The Institution may terminate this Agreement upon at least sixty (60) days written notice to PHS, but in any event not less than sixty (60) days prior to the date on which any pending Patent Office actions need be taken to preserve patent rights for the benefit of the parties hereto.

10.3
In the event the Institution has made no commitments to any third party for exclusive license rights relating to the Patent Rights, PHS may terminate this Agreement for any reason upon thirty (30) days written notice to the Institution. During the term of any option agreement or license agreement to any third party for exclusive license rights relating to the Patent Rights between the Institution and an option= or licensee, PHS may terminate this Agreement when:

(a)	it is determined by PHS’ Office of Technology Transfer that:

(i)	The Institution or its licensee has not taken and is not expected to take effective steps to achieve Practical Application of the Patent Rights;

(ii)	Termination is necessary to alleviate health or safety needs which are not reasonably satisfied by the Institution or its licensee;

(iii)	Termination is necessary to meet requirements for public use specified by Federal law or regulations and these requirements are not reasonably satisfied by the Institution or its licensees; or

(iv)
Termination is necessary because the requirements of 35 U.S.C. §204 have not been satisfied or waived or because a licensee of the exclusive right to use or sell the Patent Rights in the United States is in breach of its agreement obtained pursuant to Section 204;

(b)	the Institution or affected third party has been notified of this determination and has been given at least thirty (30) days to provide a response to this determination, and

(c)	the Institution’s or affected third party’s response to the determination of 10.3(a)(i)-(iv) is determined to be unsatisfactory by the Office of Technology Transfer.

10,4	PHS may terminate this Agreement in whole or in part if:

(a)	the Institution fails to make any payment or periodic reports required by this Agreement;

(b)	the Institution has willfully made a false statement of, or willfully omitted, a material fact in the negotiation of the Agreement or in any report required by the Agreement;

(c)	the Institution has committed a substantial breach of a covenant or duty contained in this Agreement; or

(d)	PHS and the Institution are involved in a dispute under this Agreement which cannot be resolved under the procedures specified in Paragraph 9.2.
If the Agreement is terminated under this Paragraph 10.4, PHS agrees, subject to the restrictions of 37 C.F.R. Part 404, that any licenses that have been granted by the Institution shall remain in effect and Institution obligations to PHS including, paying royalties shall survive termination of this Agreement.

10.5
Following termination by PHS, PHS shall have no further rights or obligations under this Agreement, except that the Institution shall be obligated to administer subsequent gross proceeds from licensing the Patent Rights according to the Institution policy, and to distribute royalties to PHS for PHS Inventor(s) as though they were Inventor(s) of the Institution under that policy with respect to royalties and payment schedules.

11.    GENERAL

11.1	[***].

11.2
All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to the other address as may be designated in writing by such other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

11.3
This Agreement shall not be construed to confer on any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to this Agreement shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

11.4
It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

11.5
This Agreement is binding upon and shall inure to the benefit of the parties hereto and their successors or assigns, but this Agreement may not be assigned by either party without the prior written consent of the other party.

11.6
This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the PBS other than the Patent Rights regardless of whether such patents are dominant or subordinate to the Patent Rights.

11.7	Any modification to this Agreement must be in writing and agreed to by both parties.

11.8
It is understood and agreed by the Institution and PBS that this Agreement constitutes the entire agreement between the parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect.

11.9
HHMI is not a party to this Agreement and has no liability to any party, but HHMI is an intended third- party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and arc enforceable by HHMI in its own name.

11.10 The terms and conditions of this Agreement shall, at PHS’ sole option, be considered by PHS to be withdrawn from Institution’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Institution and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.
SIGNATURES BEGIN ON NEXT PAGE

PHS INTERINSTITUTIONAL AGREEMENT-- INSTITUTION
SIGNATURE PAGE
IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their respective duly authorized officers, who have affixed their signatures hereunto, on the day and year hereinafter written. Any communication or notice to be given shall be forwarded to the respective addresses listed below.
For PHS:
/s/ Richard U. Rodriguez      6/19/12_____________________
Richard U. Rodriguez    Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mailmilLgov

For the Institution:

Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Institution made or referred to in this Agreement are truthful and accurate.
/s/ Abram M. Goldfinger         6/26/12______________________
Signature of Authorized Official    Date

Abram M. Goldfinger
Printed Name

Executive Director Industrial Liaison/Technology Transfer
Title

Official and Mailing Address for Agreement notices:

Abram M. Goldfinger
Printed Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University
Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

And:

Annette Johnson. Esq.
Name

Vice Dean and Senior Counsel for Medical School Affairs
Title

Mailing Address:

550 First Avenue. HCC 15
New York, New York 10016 U.S.A.

Email Address:    annettejohnson@nyumc.org
Phone:    212-263-7921
Fax:    212-263-3235

Official and Mailing Address for Financial notices (Institution’s contact person for royalty payments)
Abram M. Goldfinger
Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University

Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. 03801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A — ROYALTY PAYMENT OPTIONS
[***]

[***]

APPENDIX B — HHMI LICENSING PROVISIONS
Any licenses granted by the Institution under this Agreement shall include the following HI•IMI licensing provisions, where University shall mean Institution:
1.    Identification of HHMI Investigators
If inventors are named in the license, HHMI investigators and HHMI inventor/employees should be properly identified as employees of the Howard Hughes Medical Institute doing research at the HHMI laboratory at the University.

Example:	The invention was made by Dr. __________, an employee of the Howard Hughes Medical Institute and a faculty member at the University.
2.    Scope of Rights
HI-IMI requires that the scope of rights in future technology granted under a license not go beyond the following:
“Patent rights” shall mean and include all of the following intellectual property of the University:
The United States patents and/or patent applications listed in Appendix A [to the license]; United States patents issued from the applications listed in Appendix A and from divisionals and continuations of these applications and any reissues of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the applications listed in Appendix A; and claims of all foreign patent applications, patents, and other intellectual property which are directed to subject matter specifically described in the United States patents and/or patent applications listed in Appendix A.
3.    HHMI Research Use License
The license must reflect the fact that HHMI retains an institution-wide, paid-up, non-exclusive irrevocable license to use the intellectual property for its research purposes (without the right to sublicense or assign) by including the following:
Licensee acknowledges that it has been informed that the [licensed technology] was developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the [licensed technology] for HHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). This license is explicitly made subject to the HHMI License.
When exclusive licenses are being negotiated, HHMI’s research tools policies must be considered. If research tools developed in an HHMI laboratory (including software) are to be licensed on an exclusive basis, unless otherwise agreed by IIHMI, HHMI requires that the

University establish a licensing plan acceptable to HHMI showing how the research tools will be made available to the research community on reasonably acceptable terms.
4.    Indemnification
HHMI requires that it and its trustees, officers, employees and agents be indemnified and held harmless by licensees against claims based on or arising out of the license. The following is the indemnification provision that MIMI requires in licenses.
Howard Hughes Medical Institute (“HHMI”), and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by [the licensee, sublicensee, or other contracting party] from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this [license, sublicense, or other contract or agreement], including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.
HIIMI’s indemnification must survive termination indefinitely.
HHMI’s required indemnification language does not provide a right to receive notice of claims or to settle claims. If the licensee requires the right to settle claims against HHMI and/or to receive notice of claims, then the following provisions should be added.
An indemnified party shall provide Licensee with prompt notice of any claim for which indemnification may be sought pursuant to this Agreement. In the case of any HHMI Indemnitee, notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of [any indemnified party] [ally HHMI Indemnitee] to give reasonably prompt notice to Licensee of any such claim shall not affect the rights of such [HHMI Indemnitee] [indemnified party) unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects Licensee.
Licensee agrees not to settle any Claim against an HHMI Indemnitee without HHMI’s written consent, where (a) such settlement would include any admission of liability on the part of any HHMI Indemnitee, (b) such settlement would impose any restriction oil any HHMI indemnitee’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of all HHMI lndemnitees from all liability for claims that are the subject matter of the settled Claim.
5.    Insurance

HHMI asks for the same insurance protection as the University receives in any license. This insurance protection should survive termination.
Licensee shall have the insurance coverage set forth below. Such coverage shall be purchased from a carrier or carriers having an A. M. Best rating of at least A- (A minus) and shall name the University and IIHMI as additional insureds.
6.    HHMI Third-Party Beneficiary Status
The license should describe HMI’s status and rights as a third-party beneficiary as follows:
HHMI is not a party to this Agreement and has no liability to any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HI1M1 and are enforceable by HHMI in its own name.
7.    Arbitration
HHMI does not permit the provisions in the license governing its rights to be subject to binding arbitration. Accordingly, if the licensee requires that all parties submit to binding arbitration, disputes relating to HHMI’s rights must be carved out of the requirements. The following is model language to exclude HHMI’s rights from a binding arbitration provision.
Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration provisions set forth above.
8.    Sublicenses
HHMI requires that sublicensces be bound by the obligations in the sections of the License on indemnification, insurance and HHMI’s third party beneficiary status, in accordance with the following:
Licensee shall have the right to grant sublicenses consistent with this Agreement, which sublicenses shall include, without limitation, a provision binding sublicensees to all terms hereof intended for the protection of the University and other indemnified parties, including HHMI, against liability or loss.
9.    Use of Name Provision
The University shall include one of the two following provisions:
LICENSEE acknowledges that under HHMI policy, LICENSEE may not use the name of HHMI or of any HHMI employee (including Dr. [Investigator Name]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any MIMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.
LICENSEE may use Dr. _____’s name so long as any such usage (i) is limited to reporting factual events or occurrences only, and (ii) is made in a manner that could not reasonably constitute an endorsement of LICENSEE or of any LICENSEE program, product or service. However, LICENSEE shall not use Dr._____’s name or the Institute’s name in any press release, or quote Dr._____ in any company materials, or otherwise use Dr. _____’s name or the Institute’s name in a manner not specifically permitted by the preceding sentence, unless in each case LICENSEE obtains in advance the written consent of the Institute, and, in the case of the use of Dr. _____’s name, Dr. _____’s consent as well.

PUBLIC HEALTH SERVICE
PITS INTERINSTITUTIONAL AGREEMENT
INSTITUTION-LEAD
This Agreement is entered into between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”) through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A. and New York University School of Medicine a not for profit education corporation, hereinafter referred to as the “Institution”, having an address at One Park Avenue, 61h Floor, New York, New York 10016, U.S.A.
BACKGROUND

1.1
In the course of fundamental research programs at the PHS and by the Institution, [***], an employee of the Howard Hughes Medical Institute (“HHMI”) and a faculty member of the Institution, [***] (Institution), [***] (PHS), [***] (PHS) and [***] (PHS) (Inventor(s)) made or reduced to practice certain inventions which are included within the Patent Rights, as defined in Paragraph 2.1.

1.2
It is the mutual desire of the Institution and the PHS that their respective undivided interests in the Patent Rights be administered in a manner to ensure the rapid commercialization of the Patent Rights and to make their benefits widely available to the public. Therefore, in accordance with 35 U.S.C, §202(e) and 37 C.F.R. §401.10, PHS is granting an exclusive license to PHS’ rights in the Patent Rights to the Institution under the conditions set forth herein.

1.3
The Institution and HHMI are parties to a Collaboration Agreement under which (i) HHMI employees at the Institution, including Daniel Littman, assign their rights in inventions to the institution, (ii) the institution seeks patent protection for such inventions and seeks to license them to companies to be developed into products to benefit the public, (iii) the Institution shares any revenues from such licensing with HHMI, and (iv) the Institution grants HHMI a license to such inventions for its non-commercial purposes, and inserts certain language in license agreements with companies for HHMI’s benefit.

2.    DEFINITIONS

2.1	“Patent Rights” means:

(a)	[***];

(b)	[***]; and

(c)	[***]; and

(d)	[***].

2.2
“Net Revenues” means all consideration received by the institution from the licensing of the Patent Rights pursuant to this Agreement, less (a) Expenses and then (b) [***]. It is contemplated that Patent Rights may be licensed together with other patent rights solely owned by the institution, or owned jointly by the Institution and a third party. In such instance, the portion of consideration from such licensing allocated to the Patent Rights shall be determined on a pro rata basis, based upon the number of patent families. Payments for the overall license, such as license fees, shall be allocated based upon the total number of patent families included in the license at the time the payment was received. [***].

2.3
“Expenses” means all reasonable and actual out-of-pocket costs, excluding those reimbursed by a third party, paid by the Institution for the preparation, filing, prosecution, and licensing of United States and foreign patent applications, extraordinary expenses as provided in Paragraph 4.6, and the maintenance of the resulting patents or patent applications, exclusive of any salaries, administrative, or other indirect costs.

2.4	“Research License” means a [***].

2.5
“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits arc, to the extent permitted by law or by regulations of the Government of the United States of America (hereinafter referred to as “Government”), available to the public on reasonable terms.

3.    GRANT AND RESERVATION OF RIGHTS

3.1	PHS hereby grants and the Institution accepts, subject to the terms and conditions of this Agreement, [***].

3.2	The Government shall have [***]. Any license granted by the Institution under the terms of this Agreement shall be subject to this right of the Government.

3.3
PHS reserves the right to require the Institution, or its licensees, to grant sublicenses to responsible applicants, on terms that arc reasonable under the circumstances when necessary to RIM]] health or safety needs or when necessary to meet requirements for public use specified by Federal regulations.

3.4	in addition to the reserved right of Paragraph 3.3, PHS [***].

3.5
PHS acknowledges that Institution is required to, and that Institution may, include in any license for the Patent Rights granted by Institution provisions which comply with the HHMI licensing provisions set forth on Appendix B.

4.    PATENT PROSECUTION AND PROTECTION

4.1
The Institution shall file, prosecute, and maintain patent application(s) relating to the Patent Rights and shall promptly provide to PHS all serial numbers and filing dates, together with copies of all these applications, including copies of all Patent Office actions, responses, and all other Patent Office communications. In addition, the Institution, shall file with Patent Offices, a Power of Attorney, that names both the institution and PHS. This Power of Attorney shall be filed with every Patent Office involved in prosecuting all patent applications pertaining to Patent Rights. The Institution shall consult with PHS, when so requested, prior to communicating with any Patent Office with respect to the Patent Rights.

4.2
The Institution shall make an election with respect to foreign filing, upon consultation with PHS, including which countries foreign filing shall be done prior to the election, within eight (8) months of any United States filing. If any foreign patent applications are filed, the Institution shall promptly provide to PHS all serial numbers and filing dates. The Institution also shall provide PHS copies of foreign patent applications and Patent Office actions. The Institution shall consult with PHS, when so requested, prior to communication with any Patent Office with respect to the Patent Rights.

4.3
The Institution shall promptly record Assignments of domestic Patent Rights in the United States Patent and Trademark Office and shall promptly provide PHS with the original of each recorded Assignment with respect to PHS.

4.4
Notwithstanding any other provision of this Agreement, the Institution shall not abandon the prosecution of any patent application, including provisional patent applications (except for purposes of filing continuation application(s)) or the maintenance of any patent contemplated by this Agreement, without prior written notice to PHS. Upon receiving the written notice, PHS may, at its sole option, take over the prosecution of any patent application, or the maintenance of any patent.

4.5	The institution shall promptly provide PHS with copies of all issued patents under this Agreement.

4.6
In the event that the Institution anticipates the possibility of any extraordinary expenditures arising from the preparation, filing, prosecution, licensing, or defense of any patent application or patent contemplated by this Agreement, including, without limitation, interferences, reexaminations, reissues and oppositions, the Institution shall provide PHS with all relevant information, and these extraordinary expenditures shall be included as Expenses only upon written agreement of PHS, provided that if such extraordinary expenses are necessary to preserve or to avoid abandonment of the Patent Rights, PHS shall not unreasonably withhold its approval of such extraordinary expenses. The Institution and PHS shall agree on a mutually acceptable course of action prior to incurring these expenditures.
5.    LICENSING

5.1
The Institution shall diligently seek licensees for the commercial development of the Patent Rights and shall administer the Patent Rights for the mutual benefit of the parties and in the public interest. The Institution shall ensure that any license granted for the Patent Rights is subject to the provisions of 37 C.F.R. Part 401 and the rights retained by the Government under this Agreement, including the requirement for substantial manufacture in the United States as stated in Paragraph 11.1.

5.2
The Institution shall [***], notwithstanding any other provision of this Agreement, without the prior written consent of PHS; provided, however, that PHS hereby agrees that HHMI has a paid-up, non-exclusive, irrevocable license to use the Patent Rights for [***], The Institution shall consult with PHS [***], notwithstanding any other provision of this Agreement, and shall not grant these licenses without the prior review, opportunity for comment, and written approval of PHS.

5.3
Before licensing of the Patent Rights or any part thereof by the Institution, the Institution shall first notify and confer with PHS regarding any research funding related to the Patent Rights so as to determine PHS’ interest in participating in any funded collaborative research project.

5.4	The Institution shall promptly provide PHS with complete copies of all licenses and sublicenses granted for the Patent Rights.

5.5
Institution agrees that its licensees shall supply, to the Mailing Address for Agreement notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the licensed products or licensed processes, as covered by the Patent Rights, or their packaging for educational and display purposes only.

6.    ROYALTIES AND EXPENSES

6.1	[***].

6.2	All payments to PHS, required under this Agreement, shalt be [***] and payment options are listed in Appendix A.

6.3	Institution shall submit to PUS annual statements of itemized Expenses as defined in Paragraph 2.3 and shall deduct the Expenses as provided for in Paragraph 2.2,

except where PHS has identified discrepancies in billing by Institution, in which case, deduction of the contested item(s), as a part of Expenses as provided for in Paragraph 2.2, from Net Revenues shall be delayed pending resolution thereof.

6.4	in no event shall PUS be obligated to bear any costs for Expenses under this Agreement.

6.5
Each party shall be solely responsible for calculating and distributing to its respective Inventor(s) of the Patent Rights any share of Net Revenues in accordance with its respective patent policy, royalty policy, or Federal law during the term of this Agreement.

7.    RECORDS AND REPORTS

7.1
The Institution shall keep complete, true, and accurate accounts of all Expenses and of all Net Revenues received by it from each licensee of the Patent Rights and shall permit PHS or PHS’ designated agent to examine its books and records in order to verify the payments due or owed under this Agreement.

7.2
Upon request by PHS, the Institution shall submit to PHS an animal report, not later than April 1 of each year, setting forth the status of all patent prosecution, commercial development, and licensing activity relating to the Patent Rights for the preceding calendar year.

8.    PATENT INFRINGEMENT

8.1
In the event PHS or the Institution, including its licensees, shall learn of the substantial infringement of any patent subject to this Agreement, the party who learns of the infringement shall promptly notify the other party in writing and shall provide the other party with all available evidence of the infringement. The Institution and its licensees, in cooperation with PHS, shall use their best efforts to eliminate the infringement without litigation. If the efforts of the parties are not successful in eliminating the infringement within ninety (90) days after the infringer has been formally notified of the infringement by the Institution, the Institution shall have the right, after consulting with PHS, to commence suit on its own account or to permit the Institution’s licensee to commence suit on the licensee’s own account. PHS may join the Institution’s suit or commence its own suit.

8.2
If neither the Institution nor its licensee (i) bring suit within one (I) year after the parties are formally notified of the existence of an infringement, or (ii) are in negotiations with the infringing party to abate the infringement within such one (I) year period and either abate the infringement or bring suit within an additional one (1) year period; then PHS may bring suit to abate the infringement at PUS’ sole expense.

8.3
Neither a licensee nor the Institution shall take action to compel PHS either to initiate or to join in any suit for patent infringement. Should the Government be made a party to any suit by motion or any other action of a licensee or the institution, the licensee or the Institution shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including any and all costs incurred by PHS in opposing any joinder action.

8.4
Legal action or suits to eliminate infringement or recover damages pursuant to Paragraph 8.1 shall be at the full expense of the party by whom suit is brought. All damages recovered thereby shall first be used to reimburse each party for its expenses relating to the legal action, and the remainder of the damages shall be considered Net Revenues.

8.5	Each party agrees to cooperate with the other in litigation proceedings. PHS may be represented, at its expense, by counsel of its choice in any suit.
9.    GOVERNING LAWS, SETTLING DISPUTES

9.1
This Agreement shall be construed in accordance with [***], as interpreted and applied [***]. Federal law and regulations shall preempt any conflicting or inconsistent provisions in this Agreement. The Institution agrees to be subject to the [***].

9.2
Any controversy or any disputed claim by either party against the other arising under or related to this Agreement shall be submitted jointly to the Institution’s President or designee and to the Director of the NIH or designee for resolution. The Institution and PHS shall be free after written decisions arc issued by those officials to pursue all administrative or judicial remedies which may be available.

10.    TERM AND TERMINATION

10.1
This Agreement is effective when signed by all parties, unless the provisions of Paragraph 11.10 are not fulfilled, and shall extend to the expiration of the last to expire of the patents included within the Patent Rights unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

10.2
The Institution may terminate this Agreement upon at least sixty (60) days written notice to PHS, but in any event not less than sixty (60) days prior to the date on which any pending Patent Office actions need be taken to preserve patent rights for the benefit of the parties hereto.

10.3
In the event the institution has made no commitments to any third party for exclusive license rights relating to the Patent Rights, PHS may terminate this Agreement for any reason upon thirty (30) days written notice to the Institution.

During the term of any option agreement or license agreement to any third party for exclusive license rights relating to the Patent Rights between the Institution and an optionee or licensee, MS may terminate this Agreement when:

(a)	it is determined by PHS’ Office of Technology Transfer that:

(i)	The Institution or its licensee has not taken and is not expected to take effective steps to achieve Practical Application of the Patent Rights;

(ii)	Termination is necessary to alleviate health or safety needs which are not reasonably satisfied by the Institution or its licensee;

(iii)	Termination is necessary to meet requirements for public use specified by Federal law or regulations and these requirements are not reasonably satisfied by the Institution or its licensees; or

(iv)
Termination is necessary because the requirements of 35 U.S.C. §204 have not been satisfied or waived or because a licensee of the exclusive right to use or sell the Patent Rights in the United States is in breach of its agreement obtained pursuant to Section 204; the Institution or affected third party has been notified of this determination and has been given at least thirty (30) days to provide a response to this determination, and the institution’s or affected third party’s response to the determination of 10.3(a)(i)-(iv) is determined to be unsatisfactory by the Office of Technology Transfer.

10.4	PHS may terminate this Agreement in whole or in part if:

(a)	the Institution fails to make any payment or periodic reports required by this Agreement;

(b)	the Institution has willfully made a false statement of, or willfully omitted, a material fact in the negotiation of the Agreement or in any report required by the Agreement;

(c)	the Institution has committed a substantial breach of a covenant or duty contained in this Agreement; or

(d)	PHS and the Institution are involved in a dispute under this Agreement which cannot be resolved under the procedures specified in Paragraph 9.2.
If the Agreement is terminated under this Paragraph 10.4, PHS agrees, subject to the restrictions of 37 C,F,R. Part 404, that any licenses that have been granted by the Institution shall remain in effect and Institution obligations to PHS including, paying royalties shall survive termination of this Agreement.

10.5
Following termination by PHS, PHS shall have no further rights or obligations under this Agreement, except that the Institution shall be obligated to administer subsequent gross proceeds from licensing the Patent Rights according to the Institution policy, and to distribute royalties to PHS for PHS Inventor(s) as though they were Inventor(s) of the Institution under that policy with respect to royalties and payment schedules.

II.    GENERAL

11.1
The Institution agrees that, for use and sale of the Patent Rights in the United States, any products embodying the Patent Rights, or produced through use of the Patent Rights, shall be manufactured substantially in the United States unless a waiver is granted by PHS.

11.2
All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to the other address as may be designated in writing by such other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

11.3
This Agreement shall not be construed to confer on any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to this Agreement shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

11.4
It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

11.5
This Agreement is binding upon and shall inure to the benefit of the parties hereto and their successors or assigns, but this Agreement may not be assigned by either party without the prior written consent of the other party.

11.6
This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the PHS other than the Patent Rights regardless of whether such patents are dominant or subordinate to the Patent Rights.

11.7	Any modification to this Agreement must be in writing and agreed to by both parties.

11.8
It is understood and agreed by the institution and PHS that this Agreement constitutes the entire agreement between the parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and arc null and void and of no effect.

11.9
HHMI is not a party to this Agreement and has no liability to any party, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions arc for the benefit of HHMI and are enforceable by HHMI in its own name.

11.10
The terms and conditions of this Agreement shall, at PHS’ sole option, be considered by PHS to be withdrawn from Institution’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Institution and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

PHS INTERINSTITUTIONAL AGREEMENT-- INSTITUTION
SIGNATURE PAGE
IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their respective duly authorized officers, who have affixed their signatures hereunto, on the day and year hereinafter written. Any communication or notice to be given shall be forwarded to the respective addresses listed below.
For PHS:
/s/_ Richard U. Rodriguez_______        7/20/12______________________
Richard U. Rodriguez    Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mailmilLgov

For the Institution:

Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Institution made or referred to in this Agreement are truthful and accurate.
/s/ Abram M. Goldfinger_________        7/23/12_________________________
Signature of Authorized Official    Date

Abram M. Goldfinger
Printed Name

Executive Director Industrial Liaison/Technology Transfer
Title

Official and Mailing Address for Agreement notices:

Abram M. Goldfinger
Printed Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University
Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

And:

Annette Johnson. Esq.
Name

Vice Dean and Senior Counsel for Medical School Affairs
Title

Mailing Address:

550 First Avenue. HCC 15
New York, New York 10016 U.S.A.

Email Address:    annettejohnson@nyumc.org
Phone:    212-263-7921
Fax:    212-263-3235

Official and Mailing Address for Financial notices (Institution’s contact person for royalty payments)
Abram M. Goldfinger
Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University

Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. 03801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A — ROYALTY PAYMENT OPTIONS
[***]

APPENDIX B — HHMI LICENSING PROVISIONS
Any licenses granted by the Institution under this Agreement shall include the following HI•IMI licensing provisions, where University shall mean Institution:
1.    Identification of HHMI Investigators
If inventors are named in the license, HHMI investigators and HHMI inventor/employees should be properly identified as employees of the Howard Hughes Medical Institute doing research at the HHMI laboratory at the University.

Example:	The invention was made by Dr. __________, an employee of the Howard Hughes Medical Institute and a faculty member at the University.
2.    Scope of Rights
HHMI requires that the scope of rights in future technology granted under a license not go beyond the following:
“Patent rights” shall mean and include all of the following intellectual property of the University:
The United States patents and/or patent applications listed in Appendix A [to the license]; United States patents issued from the applications listed in Appendix A and from divisionals and continuations of these applications and any reissues of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the applications listed in Appendix A; and claims of all foreign patent applications, patents, and other intellectual property which are directed to subject matter specifically described in the United States patents and/or patent applications listed in Appendix A.
3.    HHMI Research Use License
The license must reflect the fact that HHMI retains an institution-wide, paid-up, non-exclusive irrevocable license to use the intellectual property for its research purposes (without the right to sublicense or assign) by including the following:
Licensee acknowledges that it has been informed that the [licensed technology] was developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the [licensed technology] for IIHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). This license is explicitly made subject to the HHMI License.
When exclusive licenses are being negotiated, HHMI’s research tools policies must be considered. If research tools developed in an HHMI laboratory (including software) are to be licensed on an exclusive basis, unless otherwise agreed by HHMI, HHMI requires that the

University establish a licensing plan acceptable to HHMI showing how the research tools will be made available to the research community on reasonably acceptable terms.
4.    Indemnification
HHMI requires that it and its trustees, officers, employees and agents be indemnified and held harmless by licensees against claims based on or arising out of the license. The following is the indemnification provision that HHMI requires in licenses.
Howard Hughes Medical Institute (“HHMI”), and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by [the licensee, sublicensee, or other contracting party] from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this [license, sublicense, or other contract or agreement], including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.
HIIMI’s indemnification must survive termination indefinitely.
HHMI’s required indemnification language does not provide a right to receive notice of claims or to settle claims. If the licensee requires the right to settle claims against HHMI and/or to receive notice of claims, then the following provisions should be added.
An indemnified party shall provide Licensee with prompt notice of any claim for which indemnification may be sought pursuant to this Agreement. In the case of any HHMI Indemnitee, notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of [any indemnified party] [ally HHMI Indemnitee] to give reasonably prompt notice to Licensee of any such claim shall not affect the rights of such [HHMI Indemnitee] [indemnified party) unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects Licensee.
Licensee agrees not to settle any Claim against an HHMI Indemnitee without HHMI’s written consent, where (a) such settlement would include any admission of liability on the part of any HHMI Indemnitee, (b) such settlement would impose any restriction oil any HHMI indemnitee’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of all IIHM1 lndemnitees from all liability for claims that are the subject matter of the settled Claim.
5.    Insurance

HHMI asks for the same insurance protection as the University receives in any license. This insurance protection should survive termination.
Licensee shall have the insurance coverage set forth below. Such coverage shall be purchased from a carrier or carriers having an A. M. Best rating of at least A- (A minus) and shall name the University and IIHMI as additional insureds.
6.    HHMI Third-Party Beneficiary Status
The license should describe HMI’s status and rights as a third-party beneficiary as follows:
HHMI is not a party to this Agreement and has no liability to any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HI1M1 and are enforceable by HHMI in its own name.
7.    Arbitration
HHMI does not permit the provisions in the license governing its rights to be subject to binding arbitration. Accordingly, if the licensee requires that all parties submit to binding arbitration, disputes relating to HHMI’s rights must be carved out of the requirements. The following is model language to exclude HHMI’s rights from a binding arbitration provision.
Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration provisions set forth above.
8.    Sublicenses
HHMI requires that sublicensces be bound by the obligations in the sections of the License on indemnification, insurance and HHMI’s third party beneficiary status, in accordance with the following:
Licensee shall have the right to grant sublicenses consistent with this Agreement, which sublicenses shall include, without limitation, a provision binding sublicensees to all terms hereof intended for the protection of the University and other indemnified parties, including HHMI, against liability or loss.
9.    Use of Name Provision
The University shall include one of the two following provisions:
LICENSEE acknowledges that under HHMI policy, LICENSEE may not use the name of HHMI or of any HHMI employee (including Dr. [Investigator Name]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any MIMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.
LICENSEE may use Dr. _____’s name so long as any such usage (i) is limited to reporting factual events or occurrences only, and (ii) is made in a manner that could not reasonably constitute an endorsement of LICENSEE or of any LICENSEE program, product or service. However, LICENSEE shall not use Dr._____’s name or the Institute’s name in any press release, or quote Dr._____ in any company materials, or otherwise use Dr. _____’s name or the Institute’s name in a manner not specifically permitted by the preceding sentence, unless in each case LICENSEE obtains in advance the written consent of the Institute, and, in the case of the use of Dr. _____’s name, Dr. _____’s consent as well.

THE NATIONAL INSTITUTES OF HEALTH
INTERINSTITUTIONAL AGREEMENT
INSTITUTION-LEAD
This Agreement is entered into between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”) through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A and New York University School of Medicine, a not for profit education corporation, hereinafter referred to as the “Institution”, having an address at One Park Avenue, 6th Floor, New York, New York 10016, U.S.A.
I.    BACKGROUND

1.1
In the course of fundamental research programs at the NIH or at the Food and Drug Administration and by the Institution, [***], an employee of the Howard Hughes Medical Institute (“HHMI”) and a faculty member of the Institution, [***] (Institution), [***] (NM), [***] (NIH) and [***] (NIH) (Inventor(s)) made or reduced to practice certain inventions which are included within the Patent Rights, as defined in Paragraph 2.1.

1.2
It is the mutual desire of the Institution and the NIH that their respective undivided interests in the Patent Rights be administered in a manner to ensure the rapid commercialization of the Patent Rights and to make their benefits widely available to the public. Therefore, in accordance with 35 U.S.C. .§202(el and 37 C.F.R. §401.10, the NIH [***] under the conditions set forth herein.

1.3
The Institution and HHMI are parties to a Collaboration Agreement under which (i) HHMI employees at the Institution, including Daniel Littman, assign their rights in inventions to the Institution, (ii) the Institution seeks patent protection for such inventions and seeks to license them to companies to be developed into products to benefit the public, (iii) the Institution shares any revenues from such licensing with HHMI, and (iv) the Institution grants HHMI a license to such inventions for its non-commercial purposes, and inserts certain language in license agreements with companies for HHMI’s benefit.

2.    DEFINITIONS

2.1	“Government” means the government of the United States of America.

2.2	“FDA” means the Food and Drug Administration.

2.3	“Patent Rights” means:

(a)	[***];

(b)	[***]; and

(c)	[***]; and

(d)	[***].

2.4
“Net Revenues” means all consideration received by the Institution from the licensing of the Patent Rights pursuant to this Agreement less (a) Expenses and then (b) [***]. It is contemplated that Patent Rights may be licensed together with other patent rights solely owned by the Institution, or owned jointly by the Institution and a third party. In such instance, [***].

2.5
“Expenses” means all reasonable and actual out-of-pocket costs, excluding those reimbursed by a third party, paid by the Institution for the preparation, filing, prosecution, and licensing of United States and foreign patent applications, extraordinary expenses as provided in Paragraph 4.6, and the maintenance of the resulting patents or patent applications, exclusive of any salaries, administrative, or other indirect costs.

2.6	“Research License” means [***].

2.7
“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or by regulations of the Government, available to the public on reasonable terms.

3.    GRANT AND RESERVATION OF RIGHTS

3.1	The NIH hereby grants and the Institution accepts, subject to the terms and conditions of this Agreement, [***].

3.2	The Government shall [***]. Any license granted by the Institution under the terms of this Agreement shall be subject to this right of the Government.

3.3
The NIH reserves the right to require the Institution, or its licensees, to grant sublicenses to responsible applicants, on terms that are reasonable under the circumstances when necessary to fulfill health or safety needs or when necessary to meet requirements for public use specified by Federal regulations.

3.4
In addition to the reserved right of Paragraph 3.3, the NIH reserves the right to require the Institution to grant Research Licenses on reasonable terms and conditions. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility.

3.5
The NIH acknowledges that Institution is required to, and that Institution may, include in any license for the Patent Rights granted by Institution provisions which comply with the HHMI licensing provisions set forth on Appendix B.

4.    PATENT PROSECUTION AND PROTECTION

4.1
The Institution shall file, prosecute, and maintain patent application(s) relating to the Patent Rights and shall promptly provide to the NIH all serial numbers and filing dates, together with copies of all these applications, including copies of all Patent Office actions, responses, and all other Patent Office communications. In addition, the Institution, shall file with Patent Offices, a Power of Attorney, that names both the Institution and the NIH. This Power of Attorney shall be filed with every Patent Office involved in prosecuting all patent applications pertaining to Patent Rights. The Institution shall consult with the NIH, when so requested, prior to communicating with any Patent Office with respect to the Patent Rights.

4.2
The Institution shall make an election with respect to foreign filing, upon consultation with the NIH, including which countries foreign filing shall be done prior to the election, within eight (8) months of any United States filing. If any foreign patent applications are filed, the Institution shall promptly provide to the NIH all serial numbers and filing dates. The Institution also shall provide the NIH copies of foreign patent applications and Patent Office actions. The Institution shall consult with the NIH, when so requested, prior to communication with any Patent Office with respect to the Patent Rights.

4.3
The Institution shall promptly record Assignments of domestic Patent Rights in the United States Patent and Trademark Office and shall promptly provide the NIH with the original of each recorded Assignment with respect to the NIH.

4.4
Notwithstanding any other provision of this Agreement, the Institution shall not abandon the prosecution of any patent application, including provisional patent applications (except for purposes of filing continuation application(s)) or the maintenance of any patent contemplated by this Agreement, without prior written notice to the NIH. Upon receiving the written notice, the NIH may, at its sole option, take over the prosecution of any patent application, or the maintenance of any patent.

4.5	The Institution shall promptly provide the NIH with copies of all issued patents under this Agreement.

4.6
In the event that the Institution anticipates the possibility of any extraordinary expenditures arising from the preparation, filing, prosecution, licensing, or defense of any patent application or patent contemplated by this Agreement, including, without limitation, interferences, reexaminations, reissues and oppositions, the Institution shall provide the NIH with all relevant information, and these extraordinary expenditures shall be included as Expenses only upon written agreement of the NIH, provided that if such extraordinary expenses arc necessary to preserve or to avoid abandonment of the Patent Rights, the NIH shall not unreasonably withhold its approval of such extraordinary expenses. The Institution and the NIH shall agree on a mutually acceptable course of action prior to incurring these expenditures.
5.    LICENSING

5.1
The Institution shall diligently seek licensees for the commercial development of the Patent Rights and shall administer the Patent Rights for the mutual benefit of the parties and in the public interest. The Institution shall ensure that any license granted for the Patent Rights is subject to the provisions of 37 C.F.R. Part 401 and the rights retained by the Government under this Agreement, including the requirement for substantial manufacture in the United States as stated in Paragraph 11.1.

5.2	The Institution shall [***], notwithstanding any other provision of this Agreement, without the prior written consent of the NIH, provided, however, that the NIH hereby agrees that HHMI [***].

5.3
The Institution shall consult with the NIH in [***], notwithstanding any other provision of this Agreement, and shall not grant these licenses without the prior review, opportunity for comment, and written approval of the NIH.

5.4
Before licensing of the Patent Rights or any part thereof by the Institution, the Institution shall first notify and confer with the NIH regarding any research funding related to the Patent Rights so as to determine the NIH’s interest in participating in any funded collaborative research project.

5.5	The Institution shall promptly provide the NIH with complete copies of all licenses and sublicenses granted for the Patent Rights.

5.6
Institution agrees that its licensees shall supply, to the Mailing Address for Agreement notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the licensed products or licensed processes, as covered by the Patent Rights, or their packaging for educational and display purposes only.

6.    ROYALTIES AND EXPENSES

6.1	[***].

6.2	All payments to the NIH, required under this Agreement, shall be in [***] and payment options arc listed in Appendix A.

6.3	The Institution shall submit to the NIH annual statements of itemized Expenses as defined in Paragraph 2.5 and shall deduct the Expenses as provided for in

Paragraph 2.4, except where NIH has identified discrepancies in billing by the Institution, in which case, deduction of the contested item(s), as a part of the Expenses as provided for in Paragraph 2.4, from Net Revenues shall be delayed pending resolution thereof.

6.4	In no event shall the NIH be obligated to bear any costs for Expenses under this Agreement.

6.5
Each party shall be solely responsible for calculating and distributing to its respective Inventor(s) of the Patent Rights any share of Net Revenues in accordance with its respective patent policy, royalty policy, or Federal law during the term of this Agreement.

7.    RECORDS AND REPORTS

7.1
The Institution shall keep complete, true, and accurate accounts of all Expenses and of all Net Revenues received by it from each licensee of the Patent Rights and shall permit the NIH or the NIH’s designated agent to examine its books and records in order to verify the payments due or owed under this Agreement.

7.2
Upon request by the NIH, the Institution shall submit to the NIH an annual report, not later than April I of each year, setting forth the status of all patent prosecution, commercial development, and licensing activity relating to the Patent Rights for the preceding calendar year.

8.    PATENT INFRINGEMENT

8.1
In the event the NIH or the Institution, including its licensees, shall learn of the substantial infringement of any patent subject to this Agreement, the party who learns of the infringement shall promptly notify the other party in writing and shall provide the other party with all available evidence of the infringement. The Institution and its licensees, in cooperation with the NIH, shall use their best efforts to eliminate the infringement without litigation. If the efforts of the parties are not successful in eliminating the infringement within ninety (90) days after the infringer has been formally notified of the infringement by the Institution, the Institution shall have the right, after consulting with the NIH, to commence suit on its own account or permit the Institution’s licensee to commence suit on the licensee’s own account. The NIH may join the Institution’s suit or commence its own suit.

8,2
‘If neither the Institution nor its licensee (i) bring suit within one (1) year after the parties are formally notified of the existence of an infringement, or (ii) are in negotiations with the infringing party to abate the infringement within such one (I) year period and either abate the infringement or bring suit within an additional one (1) year period; then the NIH may bring suit to abate the infringement at the NIIP sole expense.

8.3
Neither a licensee nor the Institution shall take action to compel the NIH either to initiate or to join in any suit for patent infringement. Should the Government be made a party to any suit by motion or any other action of a licensee or the Institution, the licensee or the Institution shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including any and all costs incurred by the NIH in opposing any joinder action.

8.4
Legal action or suits to eliminate infringement or recover damages pursuant to Paragraph 8.1 shall be at the full expense of the party by whom suit is brought. All damages recovered thereby shall first be used to reimburse each party for its expenses relating to the legal action, and the remainder of the damages shall be considered Net Revenues,

8.5	Each party agrees to cooperate with the other in litigation proceedings. The NIH may be represented, at its expense, by counsel of its choice in any suit.
9.    GOVERNING LAWS, SETTLING DISPUTES

9.1
This Agreement shall be construed in accordance [***]. Federal law and regulations shall preempt any conflicting or inconsistent provisions in this Agreement. The Institution agrees to be subject to the [***].

9.2
Any controversy or any disputed claim by either party against the other arising under or related to this Agreement shall be submitted jointly to the Institution’s President or designee and to the Director of the NIH or designee for resolution. The Institution and the NIH shall be free after written decisions are issued by those officials to pursue all administrative or judicial remedies which may be available.

10.    TERM AND TERMINATION

10.1
This Agreement is effective when signed by all parties, unless the provisions of Paragraph 11.10 are not fulfilled, and shall extend to the expiration of the last to expire of the patents included within the Patent Rights unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

10.2
The Institution may terminate this Agreement upon at least sixty (60) days written notice to the NIH, but in any event not less than sixty (60) days prior to the date on which any pending Patent Office actions need be taken to preserve patent rights for the benefit of the parties hereto.

10.3
In the event the Institution has made no commitments to any third party for exclusive license rights relating to the Patent Rights, the NIH may terminate this Agreement for any reason upon thirty (30) days written notice to the Institution.

During the term of any option agreement or license agreement to any third party for exclusive license rights relating to the Patent Rights between the Institution and an optionee or licensee, the NIH may terminate this Agreement when:

(a)	it is determined by the NIH’s Office of Technology Transfer that:

(i)	The Institution or its licensee has not taken and is not expected to take effective steps to achieve Practical Application of the Patent Rights;

(ii)	Termination is necessary to alleviate health or safety needs which are not reasonably satisfied by the Institution or its licensee;

(iii)	Termination is necessary to meet requirements for public use specified by Federal law or regulations and these requirements are not reasonably satisfied by the Institution or its licensees; or

(iv)
Termination is necessary because the requirements of 35 U.S.C. §204 have not been satisfied or waived or because a licensee of the exclusive right to use or sell the Patent Rights in the United States is in breach of its agreement obtained pursuant to Section 204;

(b)	the Institution or affected third party has been notified of this determination and has been given at least thirty (30) days to provide a response to this determination, and

(c)	the Institution’s or affected third party’s response to the determination of 10.3(a)(i)-(iv) is determined to be unsatisfactory by the Office of Technology Transfer.

10.4	The NIH may terminate this Agreement in whole or in part if:

(a)	the Institution fails to make any payment or periodic reports required by this Agreement;

(b)	the Institution has willfully made a false statement of, or willfully omitted, a material fact in the negotiation of the Agreement or in any report required by the Agreement;

(c)	the Institution has committed a substantial breach of a covenant or duty contained in this Agreement; or

(d)
the NIH and the Institution are involved in a dispute under this Agreement which cannot be resolved under the procedures specified in Paragraph 9.2 If the Agreement is terminated under this Paragraph 10.4, the NIH agrees, subject to the restrictions of 37 C.F.R. Part 404, that any licenses that have been granted by the Institution shall remain in effect and, Institution obligations to the NIH including, paying royalties shall survive termination of this Agreement.

10.5
Following termination by the NIH, the NIH shall have no further rights or obligations under this Agreement, except that the Institution shall be obligated to administer subsequent gross proceeds from licensing the Patent Rights according to the Institution policy, and to distribute royalties to the NIH for the NIH Inventor(s) as though they were Inventor(s) of the Institution under that policy with respect to royalties and payment schedules.

11.    GENERAL

11.1	[***].

11.2
All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to the other address as may be designated in writing by such other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

113
This Agreement shall not be construed to confer on any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to this Agreement shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

11.4
It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

11.5
This Agreement is binding upon and shall inure to the benefit of the parties hereto and their successors or assigns, but this Agreement may not be assigned by either party without the prior written consent of the other party.

11.6
This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the NIH other than the Patent Rights regardless of whether such patents are dominant or subordinate to the Patent Rights.

11.7	Any modification to this Agreement must be in writing and agreed to by both parties.

11.8
It is understood and agreed by the Institution and the NIH that this Agreement constitutes the entire agreement between the parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect.

11.9
HHMI is not a party to this Agreement and has no liability to any party, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of IIHMI and are enforceable by HHMI in its own name.

11.10 The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from Institution’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Institution and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.
SIGNATURES BEGIN ON NEXT PAGE

PHS INTERINSTITUTIONAL AGREEMENT-- INSTITUTION
SIGNATURE PAGE
IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their respective duly authorized officers, who have affixed their signatures hereunto, on the day and year hereinafter written. Any communication or notice to be given shall be forwarded to the respective addresses listed below.
For NIH:
/s/ Richard U. Rodriguez__________        5/10/13______________________
Richard U. Rodriguez    Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mailmilLgov

For the Institution:

Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Institution made or referred to in this Agreement are truthful and accurate.
/s/ Abram M. Goldfinger__________        5/13/13________________________
Signature of Authorized Official    Date

Abram M. Goldfinger
Printed Name

Executive Director Industrial Liaison/Technology Transfer
Title

Official and Mailing Address for Agreement notices:

Abram M. Goldfinger
Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University
Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

And:

Annette Johnson. Esq.
Name

Vice Dean and Senior Counsel for Medical School Affairs
Title

Mailing Address:

550 First Avenue. HCC 15
New York, New York 10016 U.S.A.

Email Address:    annettejohnson@nyumc.org
Phone:    212-263-7921
Fax:    212-263-3235

Official and Mailing Address for Financial notices (Institution’s contact person for royalty payments)
Abram M. Goldfinger
Name

Executive Director Industrial Liaison/Technology Transfer
Title

Mailing Address:

New York University

Office of Industrial Liaison
One Park Avenue. 6th Floor,
New York. New York 10016 U.S.A.

Email Address:    abram.goldfinger@nyume.org
Phone:    212-263-8178
Fax:    212-263-8189

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. 03801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A — ROYALTY PAYMENT OPTIONS
[***]

APPENDIX B — HHMI LICENSING PROVISIONS
Any licenses granted by the Institution under this Agreement shall include the following HI•IMI licensing provisions, where University shall mean Institution:
1.    Identification of HHMI Investigators
If inventors are named in the license, HHMI investigators and HHMI inventor/employees should be properly identified as employees of the Howard Hughes Medical Institute doing research at the HHMI laboratory at the University.

Example:	The invention was made by Dr. __________, an employee of the Howard Hughes Medical Institute and a faculty member at the University.
2.    Scope of Rights
HHMI requires that the scope of rights in future technology granted under a license not go beyond the following:
“Patent rights” shall mean and include all of the following intellectual property of the University:
The United States patents and/or patent applications listed in Appendix A [to the license]; United States patents issued from the applications listed in Appendix A and from divisionals and continuations of these applications and any reissues of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the applications listed in Appendix A; and claims of all foreign patent applications, patents, and other intellectual property which are directed to subject matter specifically described in the United States patents and/or patent applications listed in Appendix A.
3.    HHMI Research Use License
The license must reflect the fact that HHMI retains an institution-wide, paid-up, non-exclusive irrevocable license to use the intellectual property for its research purposes (without the right to sublicense or assign) by including the following:
Licensee acknowledges that it has been informed that the [licensed technology] was developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the [licensed technology] for IIHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). This license is explicitly made subject to the HHMI License.
When exclusive licenses are being negotiated, HHMI’s research tools policies must be considered. If research tools developed in an HHMI laboratory (including software) are to be licensed on an exclusive basis, unless otherwise agreed by HHMI, HHMI requires that the

University establish a licensing plan acceptable to HHMI showing how the research tools will be made available to the research community on reasonably acceptable terms.
4.    Indemnification
HHMI requires that it and its trustees, officers, employees and agents be indemnified and held harmless by licensees against claims based on or arising out of the license. The following is the indemnification provision that HHMI requires in licenses.
Howard Hughes Medical Institute (“HHMI”), and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by [the licensee, sublicensee, or other contracting party] from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this [license, sublicense, or other contract or agreement], including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.
HIIMI’s indemnification must survive termination indefinitely.
HHMI’s required indemnification language does not provide a right to receive notice of claims or to settle claims. If the licensee requires the right to settle claims against HHMI and/or to receive notice of claims, then the following provisions should be added.
An indemnified party shall provide Licensee with prompt notice of any claim for which indemnification may be sought pursuant to this Agreement. In the case of any HHMI Indemnitee, notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of [any indemnified party] [ally HHMI Indemnitee] to give reasonably prompt notice to Licensee of any such claim shall not affect the rights of such [HHMI Indemnitee] [indemnified party) unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects Licensee.
Licensee agrees not to settle any Claim against an HHMI Indemnitee without HHMI’s written consent, where (a) such settlement would include any admission of liability on the part of any HHMI Indemnitee, (b) such settlement would impose any restriction oil any HHMI indemnitee’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of all IIHM1 lndemnitees from all liability for claims that are the subject matter of the settled Claim.
5.    Insurance

HHMI asks for the same insurance protection as the University receives in any license. This insurance protection should survive termination.
Licensee shall have the insurance coverage set forth below. Such coverage shall be purchased from a carrier or carriers having an A. M. Best rating of at least A- (A minus) and shall name the University and IIHMI as additional insureds.
6.    HHMI Third-Party Beneficiary Status
The license should describe HMI’s status and rights as a third-party beneficiary as follows:
HHMI is not a party to this Agreement and has no liability to any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HI1M1 and are enforceable by HHMI in its own name.
7.    Arbitration
HHMI does not permit the provisions in the license governing its rights to be subject to binding arbitration. Accordingly, if the licensee requires that all parties submit to binding arbitration, disputes relating to HHMI’s rights must be carved out of the requirements. The following is model language to exclude HHMI’s rights from a binding arbitration provision.
Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration provisions set forth above.
8.    Sublicenses
HHMI requires that sublicensees be bound by the obligations in the sections of the License on indemnification, insurance and HHMI’s third party beneficiary status, in accordance with the following:
Licensee shall have the right to grant sublicenses consistent with this Agreement, which sublicenses shall include, without limitation, a provision binding sublicensees to all terms hereof intended for the protection of the University and other indemnified parties, including HHMI, against liability or loss.
9.    Use of Name Provision
The University shall include one of the two following provisions:
LICENSEE acknowledges that under HHMI policy, LICENSEE may not use the name of HHMI or of any HHMI employee (including Dr. [Investigator Name]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any MIMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.
LICENSEE may use Dr. _____’s name so long as any such usage (i) is limited to reporting factual events or occurrences only, and (ii) is made in a manner that could not reasonably constitute an endorsement of LICENSEE or of any LICENSEE program, product or service. However, LICENSEE shall not use Dr._____’s name or the Institute’s name in any press release, or quote Dr._____ in any company materials, or otherwise use Dr. _____’s name or the Institute’s name in a manner not specifically permitted by the preceding sentence, unless in each case LICENSEE obtains in advance the written consent of the Institute, and, in the case of the use of Dr. _____’s name, Dr. _____’s consent as well.